                                                                  EXHIBIT 99 (A)

BANK OF GRANITE CORPORATION
  NEWS
--------------------------------------------------------------------------------
FOR RELEASE:                                                       APRIL 8, 2002

             BANK OF GRANITE FIRST QUARTER PER SHARE EARNINGS EXCEED
              EXPECTATIONS--EQUALING THOSE OF FIRST QUARTER OF 2001

         A continued strong performance by its Mortgage Company enabled earnings per share of Bank of Granite Corporation's first quarter to equal those of last year's first quarter despite a rather slow economy in its market area.

         Quarterly per share earnings were 35(cent) for both 2002 and 2001. These per share earnings exceeded the expectations of both the Company and its analysts. The Company's share repurchase program helped the per share earnings meet those of the same quarter of the previous year. Net income for the first quarter, ending March 31, 2002 was $3,782,339 vs. $3,848,106 for the first quarter of 2001.

         John A. Forlines, Jr., Chairman and Chief Executive Officer, indicated that the positive first quarter results, hopefully, have set the stage for improved results in subsequent quarters of 2002. "We expect the economy in our area to improve slowly later in the year," he said. He complimented GLL & Associates, the Company's mortgage subsidiary, on another excellent quarter, which favorably impacted the Company's overall earnings. He also thanked the entire Bank of Granite family for "their hard work in making these earnings possible."

         Consolidated average balance sheet data revealed total assets of $707,769,417 and total loans of $511,313,043, both reaching new highs for the bank. Key management ratios continued to be outstanding, far exceeding the Company's peers and the industry generally. For the quarter, the Company earned 2.17% on average assets and the return on equity was 12.25%. The capital to asset ratio of 17.71% indicates that Bank of Granite remains one of the strongest, best capitalized banks in the country. The efficiency ratio was an outstanding 41.33%. Forlines said he expects 2002 to mark the 49th consecutive year of increased dividends to its shareholders, believed to be a record for any banking organization in America.

         Bank of Granite Corporation is the parent of Bank of Granite, which operates fourteen full service offices in Caldwell, Catawba, and Burke Counties, and GLL & Associates, a mortgage banking company headquartered in Winston-Salem, N.C. Bank of Granite Corporation has an estimated 5,200 shareholders, with 10,911,411 shares of common stock outstanding at the end of the first quarter. Closing price of its stock at the end of the first quarter was $23.00, a 16.3% increase over its closing price of $19.97 on December 31, 2001.

         Bank of Granite Corporation's Annual Shareholder's Meeting will be held at 10:30 AM at the Holiday Inn in Hickory, N.C. on Monday, April 22, 2002.

                                    - - 0 - -

Please see "Financial Data" tables, which are attached.
For further information, contact Kirby A. Tyndall, Senior Vice President and Chief Financial Officer at Voice (828) 496-2026, Fax (828) 496-2010 or Internet email: ktyndall@bankofgranite.com

Bank of Granite Corporation,
PO Box 128, Granite Falls, NC 28630                        www.bankofgranite.com



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

                                                                                              Three Months Ended
    BANK OF GRANITE CORPORATION                                                                   March 31,
    Selected Financial Data                                                       ------------------------------------------
    ($ in thousands except per share data)                                              2002           2001         % change
   -------------------------------------------------------------------------------------------------------------------------
    Consolidated earnings summary:
      Interest income, taxable equivalent                                            $    11,909      $  14,542       -18.1%
      Interest expense                                                                     2,898          5,544       -47.7%
                                                                                     --------------------------
      Net interest income, taxable equivalent                                              9,011          8,998         0.1%
      Taxable equivalent adjustment                                                          463            446         3.8%
                                                                                     --------------------------
      Net interest income                                                                  8,548          8,552         0.0%
      Loan loss provision                                                                    791            700        13.0%
      Noninterest income                                                                   2,650          2,447         8.3%
      Noninterest expense                                                                  4,820          4,501         7.1%
                                                                                     --------------------------
      Income before income taxes                                                           5,587          5,798        -3.6%
      Income taxes                                                                         1,805          1,950        -7.4%
                                                                                     --------------------------
      Net income                                                                     $     3,782      $   3,848        -1.7%
                                                                                     ==========================
      Earnings per share - Basic                                                     $      0.35      $    0.35         0.0%
      Earnings per share - Diluted                                                          0.35           0.35         0.0%
                                                                                     --------------------------
      Average shares - Basic                                                              10,954         11,142        -1.7%
      Average shares - Diluted                                                            10,955         11,146        -1.7%
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated balance sheet data at March 31:
      Total assets                                                                   $   706,673      $ 702,689         0.6%
      Total deposits                                                                     519,997        546,828        -4.9%
      Loans (gross)                                                                      514,436        473,157         8.7%
      Shareholders' equity                                                               125,157        121,352         3.1%
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated average balance sheet data:
      Total assets                                                                   $   707,769      $ 672,380         5.3%
      Total deposits                                                                     512,443        523,528        -2.1%
      Loans (gross)                                                                      511,313        462,659        10.5%
      Shareholders' equity                                                               125,175        120,132         4.2%
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated performance ratios:
      Return on average assets*                                                             2.17%          2.32%
      Return on average equity*                                                            12.25%         12.99%
      Efficiency ratio                                                                     41.33%         39.33%
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated asset quality data and ratios:
      Nonaccruing loans                                                              $     3,253      $   1,571       107.1%
      Accruing loans 90 days past due                                                        890          2,771       -67.9%
      Nonperforming loans                                                                  4,143          4,342        -4.6%
      Foreclosed properties                                                                  312            134       132.8%
      Nonperforming assets                                                                 4,455          4,476        -0.5%
      Allowance for loan losses                                                            7,144          6,919         3.3%
      Loans charged off                                                                      301            230        30.9%
      Recoveries of loans charged off                                                        228             97       135.1%
      Net loan charge-offs (recoveries)                                                       73            133       -45.1%
                                                                                     --------------------------
      Net charge-offs to average loans*                                                     0.06%          0.12%
      Nonperforming loans to total assets                                                   0.59%          0.62%
      Allowance coverage of nonperforming loans                                           172.44%        159.35%
      Allowance for loan losses to gross loans                                              1.39%          1.46%
      Allowance for loan losses to net loans                                                1.41%          1.48%
   ------------------------------------------------------------------------------------------------------------------------
    Subsidiary earnings summary:
      Bank of    Net interest income                                                 $     7,722      $   8,030        -3.8%
      Granite    Loan loss provision                                                         761            670        13.6%
                 Noninterest income                                                        1,951          1,777         9.8%
                 Noninterest expense                                                       3,647          3,545         2.9%
                 Income taxes                                                              1,636          1,852       -11.7%
                 Net income                                                                3,629          3,740        -3.0%
                -----------------------------------------------------------------------------------------------------------
      GLL &      Net interest income                                                 $       790      $     529        49.3%
      Associates Loan loss provision                                                          30             30         0.0%
      (mortgage  Noninterest income                                                          796            670        18.8%
       bank)     Noninterest expense                                                       1,166            954        22.2%
                 Income taxes                                                                168             98        71.4%
                 Net income                                                                  252            147        71.4%
   ------------------------------------------------------------------------------------------------------------------------
                                                                                                                       More

* annualized based on number of days in the period


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

                                                                                  Quarters Ended
  BANK OF GRANITE CORPORATION                            ------------------------------------------------------------------
  Supplemental Quarterly Financial Data                     MAR 31,       Dec 31,       Sep 30,      Jun 30,       Mar 31,
  ($ in thousands except per share data)                     2002          2001          2001         2001          2001
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated earnings summary:
      Interest income, taxable equivalent                    $ 11,909     $ 12,442     $ 13,170     $ 13,932      $ 14,542
      Interest expense                                          2,898        3,687        4,779        5,433         5,544
                                                        -------------------------------------------------------------------
      Net interest income, taxable equivalent                   9,011        8,755        8,391        8,499         8,998
      Taxable equivalent adjustment                               463          468          455          433           446
                                                        -------------------------------------------------------------------
      Net interest income                                       8,548        8,287        7,936        8,066         8,552
      Loan loss provision                                         791          708          798        2,011           700
      Noninterest income                                        2,650        2,874        2,490        2,330         2,447
      Noninterest expense                                       4,820        4,639        4,642        4,561         4,501
                                                        -------------------------------------------------------------------
      Income before income taxes                                5,587        5,814        4,986        3,824         5,798
      Income taxes                                              1,805        1,896        1,574        1,193         1,950
                                                        -------------------------------------------------------------------
      Net income                                             $  3,782     $  3,918     $  3,412     $  2,631      $  3,848
                                                        ===================================================================
      Earnings per share - Basic                             $   0.35     $   0.35     $   0.31     $   0.24      $   0.35
      Earnings per share - Diluted                               0.35         0.35         0.31         0.24          0.35
                                                        -------------------------------------------------------------------
      Average shares - Basic                                   10,954       11,038       11,098       11,116        11,142
      Average shares - Diluted                                 10,955       11,039       11,100       11,117        11,146
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated ending balance sheet data:
      Total assets                                           $706,673     $715,390     $717,129     $700,704      $702,689
      Total deposits                                          519,997      522,783      532,624      537,184       546,828
      Loans (gross)                                           514,436      510,411      483,416      485,038       473,157
      Shareholders' equity                                    125,157      124,781      124,331      122,928       121,352
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated average balance sheet data:
      Total assets                                           $707,769     $699,433     $693,358     $699,709      $672,380
      Total deposits                                          512,443      524,830      530,467      537,287       523,528
      Loans (gross)                                           511,313      493,563      482,005      480,700       462,659
      Shareholders' equity                                    125,175      124,317      123,014      121,914       120,132
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated performance ratios:
      Return on average assets*                                  2.17%        2.22%        1.95%        1.51%         2.32%
      Return on average equity*                                 12.25%       12.50%       11.00%        8.66%        12.99%
      Efficiency ratio                                          41.33%       39.89%       42.66%       42.12%        39.33%
   ------------------------------------------------------------------------------------------------------------------------
    Consolidated asset quality data and ratios:
      Nonaccruing loans                                      $  3,253     $  2,944     $  3,647     $  2,594      $  1,571
      Accruing loans 90 days past due                             890        1,769        3,459        2,400         2,771
                                                        -------------------------------------------------------------------
      Nonperforming loans                                       4,143        4,713        7,106        4,994         4,342
      Foreclosed properties                                       312          323          304          287           134
                                                        -------------------------------------------------------------------
      Nonperforming assets                                      4,455        5,036        7,410        5,281         4,476
                                                        -------------------------------------------------------------------
      Allowance for loan losses                                 7,144        6,426        6,630        8,452         6,919
                                                        -------------------------------------------------------------------
      Loans charged off                                           301          993        2,711          567           230
      Recoveries of loans charged off                             228           82           90           89            97
                                                        -------------------------------------------------------------------
      Net loan charge-offs (recoveries)                            73          911        2,621          478           133
                                                        -------------------------------------------------------------------
      Annualized net charge-offs to average loans*               0.06%        0.73%        2.16%        0.40%         0.12%
      Nonperforming loans to total assets                        0.59%        0.66%        0.99%        0.71%         0.62%
      Allowance coverage of nonperforming loans                172.44%      136.35%       93.30%      169.24%       159.35%
      Allowance for loan losses to gross loans                   1.39%        1.26%        1.37%        1.74%         1.46%
      Allowance for loan losses to net loans                     1.41%        1.28%        1.39%        1.77%         1.48%
   ------------------------------------------------------------------------------------------------------------------------
    Subsidiary earnings summary:
      Bank of    Net interest income                         $  7,722     $  7,477     $  7,235     $  7,369      $  8,030
      Granite    Loan loss provision                              761          678          768        1,981           670
                 Noninterest income                             1,951        1,938        1,684        1,655         1,777
                 Noninterest expense                            3,647        3,380        3,470        3,377         3,545
                 Income taxes                                   1,636        1,691        1,416        1,066         1,852
                 Net income                                     3,629        3,666        3,265        2,600         3,740
                -----------------------------------------------------------------------------------------------------------
      GLL &      Net interest income                         $    790     $    826     $    749     $    741      $    529
      Associates Loan loss provision                               30           30           30           30            30
      (mortgage  Noninterest income                               796          936          806          711           670
       bank)     Noninterest expense                            1,166        1,249        1,160        1,137           954
                 Income taxes                                     168          205          158          126            98
                 Net income                                       252          308          237          189           147
   ------------------------------------------------------------------------------------------------------------------------

* annualized based on number of days in the period


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